UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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Soliciting Material under §240.14a-12

METROPOLITAN BANK HOLDING CORP.
(Name of Registrant as Specified In Its Charter)

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Metropolitan Bank Holding Corp.
99 Park Avenue, 4th Floor
New York, New York 10016
(212) 659-0600
April 17, 2019
Dear Stockholder:
We cordially invite you to attend the Annual Meeting of Stockholders of Metropolitan Bank Holding Corp. The Annual Meeting will be held at Convene, 101 Park Avenue (Southeast Corner of 41st Street and Park Avenue), New York, New York at 9:30 a.m., local time, on May 28, 2019.
The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the Company’s operations. Certain of the Company’s directors and officers will be present to respond to any questions that stockholders may have. Also enclosed for your review is the Company’s Annual Report to Stockholders, which contains detailed information concerning its activities and operating performance.
The Annual Meeting is being held so that stockholders may be given the opportunity to (i) elect four directors, (ii) ratify the appointment of Crowe LLP as the independent registered public accounting firm for the year ending December 31, 2019, and (iii) approve the Metropolitan Bank Holding Corp. 2019 Equity Incentive Plan. For the reasons set forth in the Proxy Statement, the Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company’s stockholders, and the Board of Directors recommends a vote “FOR” each matter to be considered.
It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend personally. Please complete, sign and date the enclosed proxy card and return it as soon as possible in the postage-paid envelope provided so that your shares will be represented at the Annual Meeting. Alternatively, you may vote through the Internet or by telephone. Information and applicable deadlines for voting through the Internet or by telephone are set forth in the enclosed proxy card instructions. You may revoke your proxy at any time prior to its exercise, and you may attend the Annual Meeting and vote in person, even if you have previously returned your proxy card or voted via the Internet or by telephone. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote personally at the Annual Meeting.
We thank you for your prompt attention to this matter and appreciate your support.
Sincerely,
Mark R. DeFazio
President and Chief Executive Officer

Metropolitan Bank Holding Corp.
99 Park Avenue, 4th Floor
New York, New York 10016
(212) 659-0600
NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 28, 2019
Notice is hereby given that the Annual Meeting of Stockholders of Metropolitan Bank Holding Corp. (the “Annual Meeting”) will be held at Convene, 101 Park Avenue (Southeast Corner of 41st Street and Park Avenue), New York, New York, 10016 on May 28, 2019, at 9:30 a.m., local time.
A Proxy Statement for the Annual Meeting is enclosed. The Annual Meeting is for the purpose of considering and acting upon:
1.
the election of four directors;

2.
the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019;

3.
approval of the Metropolitan Bank Holding Corp. 2019 Equity Incentive Plan; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.
Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 29, 2019 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.
EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO EXECUTE THEIR PROXY WITHOUT DELAY. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF METROPOLITAN BANK HOLDING CORP. A WRITTEN REVOCATION OR VOTING BY PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING
The Proxy Statement, Proxy Card and Annual Report are available at http://www.edocumentview.com/MCB.
By Order of the Board of Directors
Heather Quinn
Corporate Secretary
New York, New York
April 17, 2019

PROXY STATEMENT
Metropolitan Bank Holding Corp.
99 Park Avenue, 4th Floor
New York, New York 10016
(212) 659-0600
ANNUAL MEETING OF STOCKHOLDERS
May 28, 2019
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (“Board”) of Metropolitan Bank Holding Corp. (the “Company”) to be used at the Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at Convene, 101 Park Avenue (Southeast Corner of 41st Street and Park Avenue), New York, New York 10016 on May 28, 2019, at 9:30 a.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 17, 2019.
MATTERS TO BE CONSIDERED
The purpose of the Annual Meeting is to vote on the election of four directors, to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, and to consider a resolution to approve the Metropolitan Bank Holding Corp. 2019 Equity Incentive Plan.
You may be asked to vote upon other matters that may properly be submitted to a vote at the Annual Meeting. You also may be asked to vote on a proposal to adjourn or postpone the Annual Meeting. The Company could use any adjournment or postponement for the purpose, among others, of allowing additional time to solicit proxies.
WHO CAN VOTE
The Board has fixed March 29, 2019 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. Accordingly, only holders of record of Company common stock, par value $0.01 per share, as of the close of business on such date will be entitled to vote at the Annual Meeting. On March 29, 2019, 8,320,817 shares of Company common stock were outstanding and held by approximately 131 holders of record. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Company common stock is necessary to constitute a quorum at the Annual Meeting.
HOW TO VOTE
You may vote your shares by completing and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope or by attending the Annual Meeting. Alternatively, you may choose to vote your shares using the internet or telephone voting options by following the directions on the enclosed proxy card. You should complete and return the proxy card accompanying this document, or vote using the internet or telephone voting options, in order to ensure that your vote is counted at the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, regardless of whether you plan to attend. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.
REVOCATION OF PROXIES
Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Metropolitan Bank Holding Corp. will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of Metropolitan Bank Holding Corp. at 99 Park Avenue, 4th Floor, New York, New York, 10016, delivering a later-dated proxy or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Corporate Secretary of Metropolitan Bank Holding Corp. prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.
QUORUM
The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.
VOTE REQUIRED FOR EACH PROPOSAL
As to the election of directors, a stockholder may vote FOR each nominee proposed by the Board or WITHHOLD authority to vote for each nominee being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the Annual Meeting.
As to the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the votes cast on the matter at the Annual Meeting is required for the ratification of Crowe LLP as the independent registered public accounting firm for the year ending December 31, 2019. Broker non-votes and shares as to which “ABSTAIN” has been selected will have no effect on the outcome of the vote.
As to the proposal to approve the Metropolitan Bank Holding Corp. 2019 Equity Incentive Plan, a stockholder may: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on such proposal. The affirmative vote of a majority of the votes cast on the matter at the Annual Meeting is required for the approval of the Metropolitan Bank Holding Corp. 2019 Equity Incentive Plan. Broker non-votes and shares as to which “ABSTAIN” has been selected will have no effect on the outcome of the vote.
RECOMMENDATION OF THE BOARD
The Board has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board recommends a vote “FOR” the election of the director nominees and “FOR” each other matter to be considered.
VOTING SECURITIES AND PRINCIPAL HOLDERS
Except as otherwise noted below, holders of record of Metropolitan Bank Holding Corp.’s shares of common stock, par value $0.01 per share, as of the close of business on March 29, 2019 are entitled to one vote for each share then held. As of March 29, 2019, there were 8,320,817 shares of common stock issued and outstanding.
Principal Holders
Persons and groups who beneficially own in excess of 5% of the shares of the Company’s common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of March 29, 2019, the shares of common stock beneficially owned by the Company’s directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock. The mailing address for each of the Company’s directors and executive officers is 99 Park Avenue, 4th Floor, New York, New York 10016.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)	Percent of Shares of Common Stock Outstanding
Five Percent Stockholders
Endicott Opportunity Partners IV 570 Lexington Avenue 37th Floor New York, New York 10022	641,650(2)(9)	7.7%
EJF Capital LLC 2107 Wilson Boulevard Suite 410 Arlington, Virginia 22201	420,000(3)	5.0%
Directors and Nominees
Mark R. DeFazio	385,342(4)	4.6%
David M. Gavrin	58,555	*
Dale C. Fredston	6,168	*
David J. Gold	17,231	*
Harvey M. Gutman	11,691	*
Terence J. Mitchell	8,607	*
Robert C. Patent	160,212(5)	1.9%
Maria F. Ramirez	22,557(6)	*
William Reinhardt	9,822	*
Robert Usdan	647,357(7)(9)	7.8%
George J. Wolf, Jr.	18,165	*
Named Executive Officers
Nick Rosenberg	20,559(8)	*
Scott Lublin	—	*
All directors and named executive officers as a group (13 persons)	1,366,266	16.4%

*
Less than 1%.

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)
Based on information contained in a Schedule 13 D filed with the U.S. Securities and Exchange Commission on November 20, 2017.

(3)
Based on information contained in a Schedule 13G/A filed with the U.S. Securities and Exchange Commission on February 13, 2019.

(4)
Includes 129,140 shares held by an LLC over which Mr. DeFazio has voting or dispositive power, 231,000 shares underlying stock options which are exercisable within 60 days and 25,202 shares over which Mr. DeFazio has voting and investment power.

(5)
Includes 73,015 shares held by partnerships, 11,767 shares held by a corporation, 2,500 shares held by a limited liability company, and 14,445 shares held by a profit-sharing plan, over each of which Mr. Patent exercises voting or dispositive power.

(6)
Includes 1,000 shares held by Ms. Ramirez’s spouse.

(7)
Includes 641,650 shares held by Endicott Opportunity Partners IV. Mr. Usdan is a Managing Member of Endicott Opportunity Partners IV, and as such may be deemed to have voting or dispositive power over the shares held by Endicott Opportunity Partners IV. Includes 5,707 shares of common stock held by Endicott Management Company.

(8)
Includes 11,079 shares of unvested restricted stock and 520 shares held by Mr. Rosenberg’s children.

(9)
Does not include 272,636 shares of preferred stock which are not convertible by the holder into shares of Company common stock, but are convertible by the Company into shares of its common stock on a one-for-one basis under certain circumstances.

PROPOSAL I — ELECTION OF DIRECTORS
The Company’s Board is comprised of eleven members. Four directors will be elected at the Annual Meeting. The Company’s Bylaws provide that directors are divided into three classes, as nearly equal in number as possible, with one class of directors elected annually. The Company’s directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Corporate Governance and Nominating Committee (“Governance Committee”) of the Board has nominated Dale C. Fredston, David M. Gavrin, David J. Gold and Terence J. Mitchell for election as directors for three-year terms. The four nominees are currently directors of Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank.
The Board of Directors recommends a vote “FOR” the election of the nominees.
The table below sets forth certain information regarding the nominees, the other current members of the Company’s Board, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board knows of no reason why any of the nominees might be unable to serve, if elected.
Name	Position(s) Held With Metropolitan Bank Holding Corp.	Age(1)	Current Term Expires
	NOMINEES
Dale C. Fredston	Director	66	2019
David M. Gavrin	Director	84	2019
David J. Gold	Director	44	2019
Terence J. Mitchell	Director	66	2019
	CONTINUING DIRECTORS
Robert C. Patent	Director	68	2020
Maria F. Ramirez	Director	70	2020
William Reinhardt	Chairman of the Board	72	2020
Mark R. DeFazio	President, Chief Executive Officer and Director	55	2021
Harvey M. Gutman	Director	72	2021
Robert Usdan	Director	52	2021
George J. Wolf, Jr.	Director	66	2021
	EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Anthony J. Fabiano	Executive Vice President and Chief Financial Officer	58	N/A
Michael A. Guarino	Executive Vice President and Legal Counsel	65	N/A
Gerard A. Perri	Executive Vice President and Chief Operating Officer	63	N/A
Scott Lublin	Executive Vice President and Chief Lending Officer	52	N/A
Karen Rojeski	Executive Vice President and Chief Credit Risk Officer	64	N/A
Nick Rosenberg	Executive Vice President and Head of Global Payments	47	N/A

(1)
As of December 31, 2018.

The biographies of each of the nominees, continuing board members and executive officers are set forth below. With respect to directors and nominees, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Governance Committee to determine that the person should serve as a director. Each director of Metropolitan Bank Holding Corp. is also a director of Metropolitan Commercial Bank, and if elected each nominee will be appointed as a director of Metropolitan Commercial Bank.

Nominees
Dale C. Fredston

Director
Director Since: 2016
Dale C. Fredston is a Director and serves as Chairperson of the Governance Committee and member of the Audit Committee. She has over 30 years of experience as in-house counsel to a wide range of financial service companies. Most recently, she served as Executive Vice President and General Counsel of Sterling National Bank and its public holding company, Sterling Bancorp. Prior to joining Sterling, Ms. Fredston was Senior Vice President, General Counsel and Corporate Secretary of Bank of America’s commercial finance subsidiary. Her experience includes financing transactions, mergers and acquisitions, banking and securities law compliance, risk management, corporate governance, general corporate matters and management of litigation. Ms. Fredston received a B.A. from Wellesley College and a J.D. from the Columbia University School of Law. Her broad knowledge of legal, regulatory and compliance matters in the banking industry, as well as her financial, public company, corporate governance and risk management experience, inform the Board in these areas.
David M. Gavrin

Director
Director Since: 1999
David M. Gavrin is a Director and is the Chairperson of the Compensation Committee and ALCO Committee and a member of the Governance Committee. He served as Chairman of the Board from 2004 to 2018. Mr. Gavrin has been a private investor since 1989. From 1978 to 1988 he was a General Partner of Windcrest Partners, a private investment partnership in New York City, and previously served as an officer of Drexel Burnham Lambert Incorporated for 14 years. Mr. Gavrin has also been a director of other private and public companies, including Devon Energy Corp., Acardis NV, and United American Energy Corp. Mr. Gavrin received a B.S.E. from Princeton University. His expertise in investment management and investment banking, strategic planning, capital markets and other experiences as a corporate director make him a valuable contributor to the Board.
David J. Gold

Director
Director Since: 2016
David J. Gold is a Director and member of the Audit Committee. He is a partner at AdvisIRy Partners Group LLC, a consulting firm that provides strategic and capital markets advisory services to senior management of publicly-held companies. For nearly two decades, Mr. Gold was an equity analyst at a Wall Street firm. He is a Chartered Financial Analyst, as well as a member of the National Association of Corporate Directors and the CFA Institute. Separately, for nearly 20 years, Mr. Gold has been involved in real estate investments. He received a B.S. from the NYU Stern School of Business and a J.D. from the Benjamin N. Cardozo School of Law. Mr. Gold earned a CERT Certificate in Cyber Oversight issued by the Software Engineering Institute of Carnegie Mellon University. Mr. Gold’s financial and credit analysis experience and corporate governance expertise, as well as his capital markets experience and knowledge of the real estate industry are essential to Board oversight and deliberations.
Terence J. Mitchell

Director
Director Since: 2017
Terence J. Mitchell is a Director. He has over 40 years of experience in retail banking, and served as Executive Vice President and Chief Retail Officer of Dime Community Bank from December 2010 through his retirement in June 2016. Prior to joining Dime, Mr. Mitchell served as President of Consumer Banking of Independence Community Bank and Executive Vice President of Retail Banking at Sovereign Bank. He has a deep knowledge of the local community and market and has also served on the boards of several Brooklyn non-profit and public interest organizations. Mr. Mitchell received a B.B.A. from Iona College. His extensive retail and consumer banking experience enables important contributions to the Board.

Continuing Directors
Mark R. DeFazio

Director, President and Chief Executive Officer
Director Since: 1999
Mark R. DeFazio is a founding member of Metropolitan Commercial Bank, and has served as the Bank’s President since its inception in 1999. In 2002, Mr. DeFazio was appointed to the additional role of Chief Executive Officer by the Board. Prior to Metropolitan Commercial Bank, Mr. DeFazio was employed by Israel Discount Bank for 13 years, where he rose to the role of Senior Vice President and Head of Commercial Real Estate. He started his banking career in 1982 with Richmond County Savings Bank in Staten Island, New York, where he held several positions in operations, audit and real estate lending. His broad, extensive banking and real estate experience make him an invaluable asset to the Board.
William Reinhardt

Director and Chairman
Director Since: 2013
William Reinhardt is a Director and Chairman of the Board of Metropolitan Bank Holding Corp. and serves as the Chairperson of the Audit Committee and a member of the Compensation and Governance Committees. He has been a Senior Director of Alvarez & Marsal, a global professional services and consulting firm, since 2008, focused on financial services clients. Prior to joining Alvarez & Marsal, he was an Assistant Deputy Comptroller for Community Banks in the Northeastern District of the Office of Comptroller of the Currency, responsible for regulatory oversight over more than 200 community and regional banks as well as federal branches. Mr. Reinhardt received a B.A. from LIU Post, formerly known as C.W. Post Campus of Long Island University, and a degree from the Graduate School of Banking at the University of Wisconsin. His financial expertise, regulatory and banking experience serve to enable important contributions to Board deliberations and oversight.
Harvey M. Gutman

Director
Director Since: 2008
Harvey M. Gutman is a Director. He has been active in real estate and retail development since 1990, and is President and Founder of Brookside Advisors, LLC, a real estate consulting and development company. Prior to founding Brookside, he served for 16 years as Senior Vice President for Retail Development at Pathmark Stores, Inc., where he was responsible for Pathmark’s retail development program including site identification, development, approval, legal and compliance, planning, design, construction and property administration. As Senior Vice President at Pathmark, Mr. Gutman was responsible for almost 10 million square feet of supermarket, distribution, office and other commercial space. For the prior 14 years before assuming that position, Mr. Gutman was VP Grocery and Frozen Merchandising, VP Non-Foods and Pharmacy Merchandising and VP Strategic Planning and Research at Pathmark. For five years prior to joining Pathmark, Mr. Gutman was Director of Research at Abraham & Straus Department Stores. Mr. Gutman also currently serves as a Director of ARCTRUST, a private REIT, is a member of the International Council of Shopping Centers, and previously served on the boards of the New Jersey Food Council and the Food Industry Alliance of New York. He received a B.A. from Rutgers University and an M.B.A. from The Wharton School. Mr. Gutman’s extensive retail and real estate background and strategic planning experience provide a valuable addition to the Board.

Robert C. Patent

Director
Director Since: 1999
Robert C. Patent has been a Director of Metropolitan Bank Holding Corp. since its inception, and is a member of the Compensation and Governance Committees and Chairman of the Bank’s Loan Committee and Asset Recovery Group. He has over 45 years of experience in real estate and serves as President of Colby Capital Corporation, a private investment firm engaged in the acquisition, restructuring and financing of real estate assets. Mr. Patent served as a Director of New York Federal Savings Bank, a federally chartered thrift institution, from 1989 until its sale to Flushing Financial Corporation. Mr. Patent received a B.B.A. from The George Washington University. His prior board experience, long track record of real estate investment and knowledge of the Bank’s market provide significant expertise to the Board.
Maria Fiorini Ramirez

Director
Director Since: 2014
Maria Fiorini Ramirez is a Director and member of the Audit, Compensation and Governance Committees. She is the founder, President and Chief Executive Officer of Maria Fiorini Ramirez, Inc., an independent global economic and financial consulting firm serving both financial and non-financial clients since 1992. Prior to founding her own firm, Ms. Ramirez was Managing Director and Money Market Economist at Drexel Burnham Lambert Incorporated. She previously served as a Director for other banking companies between 1989 – 2009, including Sovereign Bancorp, Independence Community Bank and Statewide Savings Bank. Ms. Ramirez also currently serves as a director of Security Mutual Life, Binghamton, NY as well as The Brooklyn Hospital in Brooklyn, NY. Ms. Ramirez received a B.A. from Pace University. Her prior board experience and deep financial and economic knowledge and expertise make her a valuable contributor to Board deliberations.
Robert Usdan

Director
Director Since: 2017
Robert Usdan is a Director and a member of the Audit Committee. He is a Co-Founder and Principal of The Endicott Group, an investment management and financial advisory firm located in New York. He currently serves on the Board of Directors of American Business Bank (CA) and Radius Bancorp (MA). He previously served on the Board of Directors of TGR Financial, Inc. (FL) and Square 1 Financial, Inc. (NC). Prior to founding Endicott, from 1990 to January 1996, Mr. Usdan was an Associate Director in the Corporate Finance Group at Sandler O’Neill & Partners, L.P. Mr. Usdan received a B.A. from the University of Virginia. His experience and knowledge of corporate finance and investment strategy, as well as his experience as a director of other banks, make him a valuable contributor to the Board.
George J. Wolf, Jr.

Director
Director Since: 2001
George J. Wolf, Jr. is a Director and a member of the Compensation Committee. He is a Managing Director at Aon Risk Solutions as the co-head of the newly formed Law Firm Advisory Team. Mr. Wolf is a recognized leader in law firm management with expertise in the areas of finance and administration and is the sole member of Wolf Advisory Partners, LLC. Previously, Mr. Wolf had been Managing Director of the law firm of Herrick, Feinstein since 1993. He was responsible for all financial and administrative aspects of the firm as well as growth and long-range planning, and was a member of the firm’s Executive Committee. Mr. Wolf has lectured at the Practicing Law Institute, the American Bar Association, the Association of Legal Administrators, the New York City and State of New Jersey Bar Associations. He is a past president of the Association of Legal Administrators’ New York City Chapter and has held various commercial positions in the organization. Prior to joining Herrick, Feinstein, he spent 14 years in a similar role at Webster & Sheffield and two years as a Director and Shareholder at Hildebrandt International — a worldwide leader in law firm consulting. While at Hildebrandt, Mr. Wolf was involved in a variety of economic and management issues including mergers, crisis management, restructuring, firm dissolutions and governance. Mr. Wolf received a B.S. from Villanova University. His financial, legal, administrative and strategic planning experience provides essential insights to Board deliberations.
Executive Officers Who Are Not Directors
Anthony J. Fabiano

Executive Vice President and Chief Financial Officer
Anthony J. Fabiano is Executive Vice President and Chief Financial Officer of Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank, effective as of June 2018. He has more than 34 years of experience across a broad range of finance, accounting and management disciplines, primarily in the banking sector. Most recently, Mr. Fabiano was President, Chief Operating Officer and a member of the Board of Directors at Hudson City Bancorp from September 2014 to November 2015. Prior to that, Mr. Fabiano was Executive Vice President — Finance and Administration from July 2012 to September 2014. Mr. Fabiano also served as Hudson City’s Principal Accounting Officer. He joined Hudson City Bancorp in 2006. Prior to Hudson City Bancorp, he served as the Chief Financial Officer of Sound Federal Bancorp from July 1998 to July 2006 and at MSB Bancorp from 1992 to 1998. Mr. Fabiano was employed by KPMG from August 1982 until 1992. Mr. Fabiano is a CPA and is a member of the American Institute of CPAs and the New York State Society of CPAs. Mr. Fabiano is a graduate of Manhattan College and the National School of Banking at Fairfield University.
Michael A. Guarino

Executive Vice President and Legal Counsel
Michael A. Guarino is Executive Vice President and Legal Counsel at Metropolitan Commercial Bank. He is an experienced regulatory and commercial lending attorney with 40 years of banking experience, including 25 years as in-house counsel at several banks. He joined Metropolitan Commercial Bank in 2009 after 13 years at Israel Discount Bank, where he served, among other capacities, as Deputy General Counsel, Compliance Officer, AML-BSA Officer, Risk Management Liaison, CRA Officer, and Assistant Secretary. Prior to Israel Discount Bank, Mr. Guarino served for 10 years in various compliance and legal capacities at First Fidelity/First Union Bank of New Jersey, and before that for eight years as Assistant Treasurer and Legal Analyst at Chase Manhattan Bank. In addition to his role as Legal Counsel, Mr. Guarino has led the Bank’s development of its Enterprise Risk Management program, as well as its Vendor Management process. Mr. Guarino received a B.A. from Rutgers University and a J.D. from Seton Hall Law School.
Scott Lublin

Executive Vice President and Chief Lending Officer
Scott Lublin is Executive Vice President and Chief Lending Officer at Metropolitan Commercial Bank, effective as of April 2018. From January 2013 to April 2018, Mr. Lublin served as Executive Vice President at BankUnited, where he managed their New York City commercial real estate lending group. From 2008 through 2013, Mr. Lublin served as Senior Vice President of Metropolitan Commercial Bank’s commercial real estate business. Prior to that, Mr. Lublin served as an Administrative Vice President at M&T Bank’s commercial real estate group. Mr. Lublin has more than 30 years of experience in banking and has primarily focused on commercial real estate lending. Mr. Lublin earned a B.S. at SUNY Buffalo and an M.B.A. at Fordham University.
Gerard A. Perri

Executive Vice President and Chief Operating Officer
Gerard A. Perri is Executive Vice President and Chief Operating Officer at Metropolitan Commercial Bank. He joined Metropolitan Bank Holding Corp. and its wholly owned subsidiary, Metropolitan Commercial Bank, as Executive Vice President and Chief Operating Officer in December 2017. Mr. Perri previously held senior executive positions with public and private community banks in the New York area, including Executive Vice President and Chief Financial Officer of Orange Bank & Trust Company,

Middletown, NY and Executive Vice President and Chief Financial Officer of Herald National Bank, New York, NY. In addition, Mr. Perri served as Executive Vice President and Chief Financial Officer with Metropolitan Commercial Bank from its founding in 1999 until 2006. Mr. Perri holds a B.A. from City University of New York and an M.B.A. from Adelphi University.
Karen Rojeski

Executive Vice President and Chief Credit Risk Officer
Karen Rojeski is Executive Vice President and Chief Credit Risk Officer at Metropolitan Commercial Bank. Ms. Rojeski joined the Bank in 2011 as Senior Vice President, Chief Credit Officer, and is responsible for quality and risk management of the loan portfolio and the management of credit risk throughout the Bank. Prior to joining Metropolitan, she was a Senior Vice President managing the special asset department at Union Savings Bank. Ms. Rojeski has over 25 years of commercial banking experience including commercial real estate lending, credit underwriting management, special asset management and loan review. Earlier in her career she held positions with Chase Manhattan Bank, Chrysler Capital Corporation and GE Credit Corporation. Ms. Rojeski received a B.A. from San Francisco State University.
Nick Rosenberg

Executive Vice President and Head of Global Payments
Nick Rosenberg is Executive Vice President and Head of Global Payments at Metropolitan Commercial Bank. He joined Metropolitan Commercial Bank in 2001 and served as Executive Vice President and as the Chief Technology Officer from July 2001 through October 2018, when he was promoted to Executive Vice President and Head of Global Payments. He is responsible for leading the Bank’s Global Payments Group, which will ensure that the Bank’s end-to-end global payment processing services implement the latest technology to ensure efficient and reliable service to the Bank’s customers. The Global Payments Group is responsible for the Bank’s debit card, digital currency, global remittance and FX settlement businesses. Prior to joining the Bank, Mr. Rosenberg served as the Technology Director of PDT Limited, a designer and manufacturer of consumer electronics products for large U.K., European and pan-Asian companies, based in Manchester, United Kingdom. He is formally accredited as a Chartered Engineer and Member of the Institute of Engineering and Technology (UK) and Institute of Electrical and Electronics Engineers (USA). Mr. Rosenberg holds a BSc with Honors from the Open University, United Kingdom and completed a postgraduate thesis in Development in Engineering and Technology.
Board Independence
The Board has determined that each of the Company’s directors, with the exception of President and Chief Executive Officer Mark R. DeFazio, is “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”). Mr. DeFazio is not independent because he is an executive officer of Metropolitan Bank Holding Corp.
Board Leadership Structure
The positions of Chairman of the Board and Chief Executive Officer are held by different individuals. The Chairman of the Board provides guidance to the Chief Executive Officer, is active in setting the agenda for Board meetings and presides over meetings of the Board. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company. As required by the NYSE rules, the Audit, Compensation and Governance Committees are comprised solely of directors who are independent as defined by NYSE rules.
Board’s Role in Risk Oversight
The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization to enable the Board or appropriate committee to understand the Company’s risk identification, risk management and risk mitigation strategies. When a committee receives the report, the Chairman of the relevant committee reports on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
References to the Company Website Address
References to the Company website address, www.metropolitanbankny.com, throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of the Company website by reference into this proxy statement or the accompanying materials.
Section 16(a) Beneficial Ownership Reporting Compliance
The Company’s executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of Company common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. No executive officer, director or 10% beneficial owner of shares of Company common stock failed to file ownership reports for 2018 on a timely basis.
Attendance at Annual Meetings of Stockholders
Metropolitan Bank Holding Corp. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. Ten out of twelve of the Company’s directors attended the 2018 Annual Meeting of Stockholders.
Stockholder Engagement
In the Fall of 2018, Company management proactively reached out to 25 of the Company’s top institutional stockholders, representing approximately 42% of the outstanding common stock, to discuss any corporate governance matters that may be of interest to such investors. Seven of the 25 stockholders, representing approximately 22% of the Company’s outstanding common stock, accepted the Company’s invitation.
Company management believes the meetings with our stockholders were enlightening and productive. Stockholders expressed appreciation for the Company’s proactive efforts at engagement. Although each stockholder’s particular focus was slightly different, the Company’s mission, strategy, ethics, approach to executive compensation, corporate governance and corporate social responsibility were well received by stockholders.
In the spirit of continuous improvement, Company management has reviewed with the Board of Directors the key takeaways from these meetings with the goal of continuing to evolve the Company’s corporate governance to meet best practices. The Company intends to continue stockholder outreach efforts on an ongoing basis.
Communications with the Board
Any stockholder who wishes to contact the Company’s Board or an individual director may do so by writing to: Metropolitan Bank Holding Corp., 99 Park Avenue, 4th Floor, New York, New York 10016, Attention: Corporate Secretary. The letter should indicate that the sender is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed. The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Board Meetings
The Board met 8 times during the fiscal year ended December 31, 2018. No director attended fewer than 75% of the total number of Board meetings and committee meetings on which he or she served (during the period in which he or she served) that were held during the fiscal year ended December 31, 2018.
Code of Ethics
The Company’s Board has adopted a code of ethics (“Code of Ethics”) that applies to all of its directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. The Code of Ethics is available upon written request to Corporate Secretary, Metropolitan Bank Holding Corp., 99 Park Avenue, New York, New York 10016 or via its website at www.metropolitanbankny.com.
If the Company amends or grants any waiver from a provision of the Code of Ethics that applies to its executive officers, the Company will publicly disclose such amendment or waiver on its website and as required by applicable law.
Anti-Hedging Policy
The Company’s insider trading policy includes a prohibition on hedging by its directors and executive officers. These transactions are designed to hedge or offset the economic risk of owning shares of Company common stock. Accordingly, any hedging, derivative or other equivalent transaction that is specifically designed to reduce or limit the extent to which declines in the trading price of Company common stock would affect the value of the shares of Company common stock owned by an executive officer or director is prohibited.
Committees of the Board
We conduct business through meetings of the Company’s Board and its committees. The Boards of Directors of the Company and the Bank have established standing committees discussed below.
Standing Committees of the Company’s Board.   The standing committees of the Company include an Audit Committee, Compensation Committee, and a Corporate Governance and Nominating Committee. Each of these committees operates under a written charter available on the Company’s website at www.metropolitanbankny.com, which charter governs its composition, responsibilities and operations. The following table provides information regarding these three committees.
Director	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Dale C. Fredston	X		X*
David M. Gavrin		X*	X
David J. Gold	X
Mark H. Goldberg**
Harvey M. Gutman
Terence J. Mitchell
Robert C. Patent		X	X
Maria F. Ramirez	X	X	X
William Reinhardt	X*	X	X
Robert Usdan	X
George J. Wolf, Jr.		X
Number of Meetings in 2018	9	6	5

*
Denotes Chairperson.

**
Mr. Goldberg retired from the Board, effective December 31, 2018.

Standing Committees of the Bank’s Board.   The standing committees of the Bank on which members of the Board sit include an Operational Risk Management Committee, Asset/Liability Management Committee (“ALCO”), Asset Recovery Group Committee and Loan Committee. The following table provides information regarding these committees.
Director	Operational Risk Management Committee	ALCO Committee	Asset Recovery Group Committee	Loan Committee**
Mark R. DeFazio	X	X	X	X
Dale C. Fredston	X
David M. Gavrin		X*
David J. Gold			X	X
Mark H. Goldberg***
Harvey M. Gutman	X		X
Terence J. Mitchell	X	X
Robert C. Patent			X*	X*
Maria F. Ramirez		X
William Reinhardt	X*	X	X	X
Robert Usdan		X
George J. Wolf, Jr.	X
Number of Meetings in 2018	4	4	4	35

*
Denotes Chairperson.

**
Denotes permanent members of the Committee — additional members rotate quarterly.

***
Mr. Goldberg retired from the Board, effective December 31, 2018.

The Company’s Board may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and its corporate governance documents.
Corporate Governance and Nominating Committee.   The Corporate Governance and Nominating Committee (“Governance Committee”) is responsible for making recommendations to the Company’s Board regarding candidates for directorships and the size and composition of the Board. In addition, the Governance Committee is responsible for overseeing the Company’s corporate governance guidelines and reporting and making recommendations to the Board concerning governance matters. The Governance Committee has adopted a written charter that, among other things, specifies the scope of its authority and responsibilities. Among other things, the Governance Committee:
•
identifies qualified individuals to be directors consistent with the criteria approved by the Board and recommends director nominees to the full Board;

•
reviews the structure of the committees of the Board;

•
develops and recommends procedures for reviewing stockholder recommendations for director nominees;

•
develops the Company’s code of business conduct and ethics;

•
oversees management succession planning;

•
leads the Board in its annual performance review;

•
recommends to the Board, in consultation with the Compensation Committee, compensation for directors;

•
reviews related party transactions as required;

•
develops and recommends corporate governance guidelines; and

•
annually reviews the Corporate Governance and Nominating Committee’s charter and the committee’s performance.

The Governance Committee is composed solely of members who satisfy the applicable independence requirements of the SEC and the New York Stock Exchange. The Governance Committee operates under a written charter, adopted by the Board, which is available through the Company’s website at www.metropolitanbankny.com. The Governance Committee met 5 times during the year ended December 31, 2018.
The Governance Committee identifies nominees by evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Governance Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Governance Committee would solicit suggestions for director candidates from all Board members and may consider candidates submitted by stockholders. In addition, the Governance Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.
The Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:
•
Contribution to the Board — The extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board;

•
Experience — The candidate’s relevant financial, regulatory and business experience and skills, including the candidate’s knowledge of the banking and financial services industries, familiarity with the operations of public companies and ability to read and understand fundamental financial statements;

•
Integrity — The candidate’s personal and professional integrity, honesty and reputation;

•
Stockholder Interests and Dedication — The candidate’s ability to represent the best long-term interests of the Company and its stockholders;

•
Independence — The absence or presence of material relationships between a candidate and the Company (including those set forth in NYSE listing rules) that might impact objectivity and independence of thought and judgment, as well as the candidate’s ability to serve on any Board committees that are subject to additional regulatory requirements;

•
Diversity — The diversity of gender, race, ethnicity, age, cultural background and professional experience in evaluating candidates for Board membership; and

•
Additional Factors — The current size of the Board, the number of independent directors, and the need for Audit Committee expertise.

Procedures for the Consideration of Board Candidates Submitted by Stockholders
The Governance Committee has adopted procedures for the consideration of Board candidates submitted by stockholders. Stockholders can submit the names of candidates for director by writing to the Corporate Secretary of the Company, at Metropolitan Bank Holding Corp., 99 Park Avenue, 4th Floor, New York, New York 10016. The submission must include the following information:
•
A statement that the writer is a stockholder and is proposing a candidate for consideration by the Corporate Governance and Nominating Committee;

•
A statement from the candidate that they will be willing to serve as a director if elected;

•
The name and address of the stockholder as they appear on the Company’s books, the class or series and number of shares and the length of holding period of the Company’s common stock that are owned beneficially by the stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•
A representation as to whether such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•
The name, age, address and contact information for the candidate, and the class or series and number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s share ownership should be provided);

•
A description of any and all arrangements or understandings between the proposing stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•
A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on the Company’s Board;

•
A statement of the candidate’s assets and liabilities as of the end of the past five fiscal years, together with related statements of income and source or application of funds, prepared in accordance with generally accepted accounting principles, and an interim statement;

•
A notarized certification from the candidate regarding whether the candidate has been the subject of certain legal or administrative proceedings, bankruptcies, judgments, or orders, as described in the Company’s Bylaws;

•
A description of any material pending legal or administrative proceedings involving the candidate; and

•
Such other information regarding the candidate or the stockholder as would be required to be included in the Company’s proxy statement pursuant to SEC Regulation 14A.

To be timely, the submission of a candidate for director by a stockholder must be received by the Company at least 90 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders; provided, that if the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the preceding year’s annual meeting, a stockholder’s submission of a candidate shall be timely if received by the Company no later than the 10th day following the day on which public announcement of the date of the annual meeting was first made.
Audit Committee.   The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements that may have a material impact on the Company’s financial statements, the independent auditors’ qualifications and independence, and the performance of its internal audit and financial risk assessment function and independent auditors.
The Audit Committee has adopted a written charter that among other things, specifies the scope of its authority and responsibilities, which is available through the Company’s website at www.metropolitanbankny.com. Among other things, the Audit Committee:
•
appoints, evaluates and determines the compensation of the Company’s independent auditors;

•
reviews and approves the scope of the annual audit, audit fees and financial statements;

•
reviews disclosure controls and procedures, internal controls, internal audit function and corporate policies with respect to financial information;

•
oversees investigations into complaints concerning financial matters, if any; and

•
annually reviews the Audit Committee charter and the committee’s performance.

The Audit Committee works closely with management as well as the Company’s independent auditors. The Audit Committee has the authority to obtain advice and assistance from and receive appropriate funding to engage outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.
The Audit Committee is composed solely of members who satisfy the applicable independence and other requirements of the SEC and the New York Stock Exchange for Audit Committees. The Audit Committee has determined that Director William Reinhardt qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC. The Audit Committee met 9 times during the fiscal year ended December 31, 2018.
Audit Committee Report
Management has the primary responsibility for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee those processes. As part of its ongoing activities, the Audit Committee has:
•
Reviewed and discussed with management and the independent public accountants the Company’s audited consolidated financial statements for the year ended December 31, 2018;

•
Met with the Company’s Chief Executive Officer, Chief Financial Officer, internal auditors and the Company’s independent registered public accounting firm, both together and in separate executive sessions, to discuss the scope and the results of the audits and the overall quality of the Company’s financial reporting and internal controls;

•
Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and

•
Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and have discussed with the independent registered public accounting firm their independence from us; and

•
Pre-approved all audit, audit-related and other services to be provided by the independent registered public accounting firm.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission.
This report has been provided by the Audit Committee:
William Reinhardt (Chair) Dale C. Fredston Maria Fiorini Ramirez David J. Gold Robert Usdan
Compensation Committee.   The Compensation Committee is responsible for discharging the Board’s responsibilities relating to compensation of the executives and directors. The Compensation Committee has adopted a written charter that, among other things, specifies the scope of its authority and responsibilities. Among other things, the Compensation Committee:
•
evaluates compensation strategies;

•
reviews and approves objectives relevant to executive officer compensation;

•
evaluates performance and recommends the compensation of the Chief Executive Officer and other executive officers in accordance with those objectives;

•
reviews and oversees compensation;

•
recommends to the Board, in consultation with the Governance Committee, compensation for directors;

•
prepares the Compensation Committee report, if required by SEC rules, to be included in the Company’s annual report; and

•
annually reviews the Compensation Committee charter and the committee’s performance.

The Compensation Committee is composed solely of members who satisfy the applicable independence requirements of the SEC and the New York Stock Exchange. The Compensation Committee operates under a written charter, adopted by the Board, which is available for review through the Company’s website at www.metropolitanbankny.com. This charter is reviewed annually. The Compensation Committee met 6 times during the year ended December 31, 2018.
Analysis of Compensation Risk.   In setting compensation, the Compensation Committee considers the risks to Company stockholders that may be inherent in the compensation program and to achievement of the Company’s goals. Based on its review, the Compensation Committee believes the Company’s compensation programs represent an appropriate balance of short-term and long-term compensation and do not encourage executive officers or other employees to take unnecessary or excessive risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee review also considered the Company’s internal controls, policies and risk-mitigating components in the Company’s incentive arrangements currently in place.
COMPENSATION MATTERS
Executive Officer Compensation
Summary Compensation Table.   The following table sets forth the total compensation paid to Mark R. DeFazio, our President and Chief Executive Officer, and the total compensation paid to our two other most highly compensated executive officers. Each individual listed in the table below is referred to as a named executive officer.
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other compensation ($)(2)	Total ($)
Mark R. DeFazio President and CEO	2018	700,000	650,000	2,729,400	—	—	24,530	4,103,930
	2017	700,000	800,000	150,003	—	—	24,530	1,674,533
Nick Rosenberg EVP and Head of Global Payments	2018	346,000	193,000	—	—	—	8,447	547,447
	2017	278,099	150,000	63,000	—	—	8,273	499,372
Scott Lublin EVP and Chief Lending Officer(3)	2018	270,952	250,000	1,395,900	—	—	3,972	1,920,824

(1)
The amounts in this column reflect the aggregate grant date fair value, computed in accordance with FASB ASC No. 718, of performance-based restricted stock units and restricted stock awards subject to time-based vesting. Assumptions used in the calculation of these amounts are included in Note 12 to our audited financial statements for the fiscal year ended December 31, 2018 included in our Annual Report on Form 10-K. In 2018, Mr. DeFazio was granted 60,000 performance-based restricted stock units and Mr. Lublin was granted 30,000 performance-based restricted stock units which are scheduled to vest, if at all, in the first quarter of 2021, subject to the achievement of certain financial performance metrics for the three-year period ending December 31, 2020. Depending on the attainment of performance metrics, each executive could earn anywhere from zero to one-hundred percent of the performance-based restricted stock units. The amount shown in this column assumes the executive will earn one-hundred percent of the performance-based restricted stock units; however, it is possible that Messrs. DeFazio and Lublin will not recognize any income from these awards since these awards depend on the attainment of various performance metrics. The amount shown in this column is the fair market value of our common stock on the date of grant multiplied by the number of restricted stock awards granted. The vesting schedule for awards in this column are described in the “Outstanding Equity Awards at Fiscal Year-End” table below. Time and performance stock awards are presented below for each named executive officer included in the Summary Compensation Table as follows:
Name	Year	Time Restricted Stock Awards	Performance Stock Awards
Mark R. DeFazio	2018	—	60,000
	2017	7,143	—
Nick Rosenberg	2018	—	—
	2017	3,000	—
Scott Lublin	2018	—	30,000
(2)
The named executive officers participate in certain group health, life and disability insurance plans not disclosed in the Summary Compensation Table that are generally available to all salaried employees and do not discriminate in scope, terms and operation. For 2018, the amounts set forth in this column include the following items:

All Other Compensation
Name	Life insurance premiums ($)	Transportation ($)	401(k) Plan Employer Contribution ($)	Total ($)
Mark R. DeFazio	702	15,780	8,048	24,530
Nick Rosenberg	702	780	6,965	8,447
Scott Lublin	351	390	3,231	3,972
(3)
Mr. Lublin was hired as Executive Vice President and Chief Lending Officer of the Company and the Bank effective April 25, 2018 and the amount shown reflects his base salary earned in 2018. His annual base salary is $400,000.

Realized Compensation.   To supplement the SEC required disclosure in the above Summary Compensation Table, the following additional table has been included which shows the total compensation realized by each named executive officer in each of the years shown. Metropolitan Bank Holding Corp. believes that this table is useful to stockholders as it believes it reflects the compensation actually realized by the named executive officers. The Summary Compensation Table, as calculated under the SEC rules, includes several items that are impacted by accounting assumptions and also may include amounts that are not ultimately realized, and therefore that table may not necessarily be reflective of realized compensation in a particular year.
The table below shows compensation realized by each named executive officer. For purposes of this presentation, realized compensation includes, in addition to salary, which is a fixed component of each named executive officer’s total compensation, the amount of the discretionary cash bonus and taxable perquisites.
Name and principal position	Year	Salary ($)	Bonus ($)	Value Realized on Stock Awards Vesting ($)	Value Realized on Stock Option Exercise ($)(1)	Transportation ($)	Total ($)	% of Reported(2)
Mark R. DeFazio President and CEO	2018	700,000	650,000	100,839	39,200	15,780	1,505,819	36.69%
	2017	700,000	800,000	42,100	—	15,780	1,557,880	93.03%
Nick Rosenberg EVP and Head of Global Payments	2018	346,000	193,000	72,800	47,220	780	659,800	120.52%
	2017	278,099	150,000	42,100	43,184	780	514,163	102.96%
Scott Lublin EVP and Chief Lending Officer	2018	270,952	250,000	—	—	390	521,342	27.14%

(1)
Represents: (i) the difference between the fair market value of the Company’s stock on the date of exercise minus the exercise price, and (ii) multiplied by the number of stock options exercised.

(2)
Represents the total realized compensation in the column divided by “Total” compensation disclosed in the Summary Compensation Table.

Employment Agreement.   Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank entered into an employment agreement with each of Mark R. DeFazio (effective as of July 27, 2016) and Mr. Scott Lublin (effective as of April 25, 2018). The employment agreements are substantially similar. Each employment agreement has an initial term of three years and the agreement automatically renews on a daily basis so that the remaining term will always be three years, unless a notice is provided to the executive that the agreement will not renew. The current base salary for Mr. DeFazio is $700,000, and the current base salary for Mr. Lublin is $400,000. In addition to the base salary, the agreement provides for, among other things, participation in bonus programs, benefit plans applicable to executive employees and automobile benefits. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.
Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event of the executive’s involuntary termination for reasons other than for cause, disability or retirement, or in the event the executive resigns for good reason (as defined in the agreement) during the term of the agreement, then the executive would be entitled to a severance payment in the form of a cash lump sum equal to three times (two times for Mr. Lublin) the executive’s base salary plus an amount equivalent to the bonus received by, and/or determined to be paid to, the executive with respect to the year immediately prior to the year in which such termination occurred. Internal Revenue Code Section 409A may require that a portion of the above payments cannot be made until six months after termination of employment. In addition, the executive would become fully vested in any outstanding unvested equity or equity-based awards.
In the event of a change in control of Metropolitan Commercial Bank or Metropolitan Bank Holding Corp., the executive would be entitled to a severance payment in the form of a cash lump sum equal to three times (two times for Mr. Lublin) the executive’s base salary plus an amount equivalent to the bonus received by, and/or determined to be paid to, the executive with respect to the year immediately prior to the year in which such termination occurred. In addition, in the event of the executive’s involuntary termination for reasons other than for cause, disability or retirement, or in the event the executive resigns for good reason (as defined in the agreement) in connection with or following a change in control, the executive would become fully vested in any outstanding unvested equity or equity-based awards. In the event payments made to the executive include an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, such payments will be cutback by the minimum dollar amount necessary to avoid this result.
In the event of a disability (as defined in the applicable disability insurance policies), Mr. DeFazio shall receive benefits under any short-term or long-term disability plans maintained by Metropolitan Commercial Bank. In the event of a short-term disability, Mr. DeFazio shall pay to Metropolitan Bank Holding Corp. any amounts he receives as short-term disability payments from the short-term disability insurance policy and Metropolitan Bank Holding Corp. shall continue to compensate Mr. DeFazio, in the full amount owing to him, as if Mr. DeFazio had not suffered a disability. In the event of a long-term disability, Mr. DeFazio shall pay to Metropolitan Bank Holding Corp. any amounts he receives as long-term disability payments from the long-term disability insurance policy and Metropolitan Bank Holding Corp. shall continue to compensate him, in the full amount owing to him, as if he had not suffered a disability, for a period of thirty (30) days. Within thirty (30) days of the date of such disability, Mr. DeFazio would be entitled to a payment in the form of a cash lump sum equal to three times the his base salary plus an amount equivalent to the bonus received by, and/or determined to be paid to, him with respect to the year immediately prior to the year in which such disability occurred. In addition, Mr. DeFazio would become fully vested in any outstanding unvested equity awards. In the event that Mr. Lublin suffers a disability, his obligations to perform services under his employment agreement would terminate. In the event of a determination of disability, Mr. Lublin shall receive benefits under any disability program sponsored by Metropolitan Commercial Bank, and Mr. Lublin would become fully vested in any outstanding unvested equity or equity-related awards granted to Mr. Lublin (including any performance restricted stock awards).
In the event of the executive’s death, the executive’s estate will be entitled to a payment, within thirty (30) days of the date of death, in the form of a cash lump sum equal to the amount of earned but unpaid base salary and benefits, three times (one time for Mr. Lublin) the executive’s base salary and an amount equivalent to the bonus received by, and/or determined to be paid to, the executive with respect to the year immediately prior to the year in which such death occurred. In addition, the executive would become fully vested in any outstanding unvested equity or equity-based awards.
Upon the voluntary termination of the executive’s employment without good reason, the executive shall be subject to certain restrictions on his ability solicit employees of Metropolitan Commercial Bank and Metropolitan Bank Holding Corp. for a period of one year following the date of termination of employment.
Nick Rosenberg is not a party to any employment agreement or change in control agreement with either Metropolitan Bank Holding Corp. or Metropolitan Commercial Bank.
1999 Stock Option Plan.   The Company’s stockholders approved the MetBank Holding Corp. 1999 Stock Option Plan (the “1999 Stock Option Plan”) to provide officers, employees, directors, and consultants of Metropolitan Bank Holding Corp. with additional incentives to promote the growth and performance of Metropolitan Bank Holding Corp. The 1999 Stock Option Plan authorized the grant of up to 200,000 incentive stock options or non-qualified stock options. Since June 22, 2009, stock options may no longer be granted under the 1999 Stock Option Plan.
2009 Equity Incentive Plan.   The Company’s stockholders approved the Metropolitan Bank Holding Corp. 2009 Equity Incentive Plan (the “2009 Equity Incentive Plan”) to provide officers, employees, directors, consultants and advisors of Metropolitan Bank Holding Corp. and its affiliates with additional incentives to promote the growth and performance of Metropolitan Bank Holding Corp. Awards may be granted under the 2009 Equity Incentive Plan until May 18, 2019, which is the tenth anniversary of the plan.
The 2009 Equity Incentive Plan initially authorized the issuance or delivery to participants of up to 123,000 shares of the Company’s common stock pursuant to grants of restricted shares, incentive stock options, non-qualified stock options, stock appreciation rights and restricted share units. At the 2013 Special Meeting of Stockholders, the authorized shares under the plan were increased by 300,000. Additionally, at the 2016 Annual Meeting of Stockholders, the authorized shares under the plan were increased by 760,000. Accordingly, the total number of shares of common stock currently authorized under the 2009 Equity Incentive Plan is 1,183,000.
The 2009 Equity Incentive Plan is administered by the Compensation Committee. The Compensation Committee has full and exclusive power within the limitations set forth in the 2009 Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; and interpreting and otherwise construing the 2009 Equity Incentive Plan.
The Company’s employees and directors are eligible to receive awards under the 2009 Equity Incentive Plan. Awards may be granted in a combination of incentive and non-statutory stock options, restricted shares, stock appreciation rights and restricted share units. The exercise price of options granted under the plan may not be less than the fair market value on the date the stock option is granted. Stock options are either “incentive” stock options or “non-qualified” stock options; however, non-employees may not be granted “incentive” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. All awards under the 2009 Equity Incentive Plan are subject to vesting conditions and, which may include time-based and/or performance-based vesting requirements, restrictions as determined by the Compensation Committee and set forth in a recipient’s award agreement.
Executive Annual Incentive Plan.   The plan provides structured annual bonuses to key management personnel for their contributions to achieving strategic organizational objectives of Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank. Effective January 1, 2017, Metropolitan Commercial Bank implemented the Executive Annual Incentive Plan and participants’ bonuses will be determined based on individual performance and bank-wide performance measurements, including, but not limited to, earnings per share, tangible book value, net income, efficiency ratio and return on average equity. The amount of a bonus will be based on a percentage of a participant’s base salary to the extent performance measurements are satisfied. At the end of each fiscal year, the Compensation Committee will calculate the amount of the award. Bonuses, if any, will be paid within 75 days of the close of the fiscal year end in cash, common stock of Metropolitan Bank Holding Corp., provided such shares are granted under the 2009 Equity Incentive Plan, or in a combination of cash and common stock of Metropolitan Bank Holding Corp. For the fiscal year ended December 31, 2018, bonuses were paid in a mix of cash and restricted stock awards. Messrs. DeFazio and Rosenberg received a cash bonus of  $650,000 and $193,000, respectively, and a grant of 11,193 and 5,019 restricted stock awards (granted on February 27, 2019), respectively, subject to a three-year vesting schedule, with one-third of the shares vesting on the last day of each year.
Outstanding Equity Awards at Fiscal Year End
The following table provides information concerning unexercised stock options and restricted stock awards that have not vested for each Named Executive Officer as of December 31, 2018.
	Option Awards(1)				Stock Awards(1)
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested	Fair value of shares or units of stock that have not vested(6) ($)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested(6) ($)
Mark R. DeFazio	57,000	—	18.00	10/22/2023	1,666(5)	51,396	60,000	1,851,000
	74,000	—	18.00	12/02/2023	7,143(4)	220,362	—	—
	30,000	—	18.00	03/18/2024
	70,000	—	18.00	06/01/2025
Nick Rosenberg					2,000(2)	61,700	—	—
					3,000(4)	92,550	—	—
					3,000(3)	92,550	—	—
Scott Lublin	—	—	—	—	—	—	30,000	925,500

(1)
All equity awards noted in this table were granted pursuant to the 2009 Equity Incentive Plan, which was approved by stockholders on May 18, 2009, and represent all awards held at December 31, 2018 by the Named Executive Officers.

(2)
Shares of restricted stock granted on January 1, 2015 and vest at a rate of 33.3% per year commencing on January 1, 2018.

(3)
Shares of restricted stock granted on January 1, 2016 and vest at a rate of 33.3% per year commencing on January 1, 2019.

(4)
Shares of restricted stock granted on March 1, 2017 and vest at a rate of 33.3% per year commencing on March 1, 2020.

(5)
Shares of restricted stock granted on January 1, 2015 and vest at a rate of 33.3% per year commencing on December 31, 2017

(6)
Based on the $30.85 per share trading price of our common stock on December 31, 2018.

Director Compensation
The following table sets forth information regarding the compensation paid to the Company’s non-employee directors for the fiscal year ended December 31, 2018 for service on the Boards of Directors of the Company and Metropolitan Commercial Bank. Mr. DeFazio does not receive any additional compensation for service on the Company’s Board and Metropolitan Commercial Bank’s Board of Directors.
Name(1)	Fees earned or paid in cash ($)	Stock Awards ($)(4)	Total ($)
Dale C. Fredston	58,500	40,025	98,525
David M. Gavrin	75,333	40,025	115,358
David J. Gold(2)	86,000	40,025	126,025
Mark H. Goldberg(3)	18,500	40,025	58,525
Harvey M. Gutman	49,000	40,025	89,025
Terence J. Mitchell	15,500	40,025	55,525
Robert C. Patent(2)	108,500	40,025	148,525
William Reinhardt(2)	225,167	40,025	265,192
Maria F. Ramirez	55,500	40,025	95,525
Robert Usdan	13,500	40,025	53,525
George J. Wolf, Jr.	31,500	40,025	71,525

(1)
As of December 31, 2018, the directors had no unvested stock options. At that same date, Directors Gavrin, Gutman, Patent, Ramirez, Reinhardt and Wolf each had 1,000 unvested shares of restricted stock, and Directors Fredston, Gold, Mitchell and Usdan had no unvested shares of restricted stock.

(2)
These were the permanent members of the Loan Committee of the Bank which met 35 times in 2018.

(3)
Mr. Goldberg retired from the Board effective December 31, 2018.

(4)
Amounts in this column reflect stock that was issued as a retainer in lieu of cash full-board meeting fees and the stock was fully vested on the date of grant.

Director Fees
Fees Paid In 2018
For the year ending December 31, 2018, non-employee directors received an annual retainer of $40,000. For 2018, this entire retainer was paid in the form of Metropolitan Bank Holding Corp. common stock in lieu of cash and the stock was fully vested on the date of grant. Non-employee directors also received the following fees for their service as chairperson of the board and committees of the board. For 2018, all of the directors’ chairperson retainers were paid in the form of cash.
Chair	Retainer
Board Chair	$50,000
Compensation Committee Chair	15,000
Audit Committee Chair	50,000
ORM Committee Chair	25,000
Governance Committee Chair	15,000
ARG Committee Chair	5,000
Loan Committee Chair	10,000

In addition, in 2018, non-employee directors each received the following fees for each committee meeting attended in person or by telephone.
Committee Meeting	Fee
Audit Committee	$2,500
Compensation Committee	2,000
Governance Committee	2,000
ARG Committee	2,000
Loan Committee	2,000
ORM Committee	2,000
ALCO Committee	2,000
The Compensation Committee has determined that the Board retainer, Chairperson fees, and Committee Meeting fees in effect as of December 31, 2018 will remain in effect for the year ending December 31, 2019. On January 1, 2019, each director received a restricted stock award grant in an amount equal to three years of the annual retainer, subject to a three-year vesting schedule, with one-third vesting on the last day of each year. Additionally, in 2019 the Compensation Committee made a one-time grant of 1,000 shares of Company common stock to each board member in recognition of the services provided during the calendar year 2018.
Compensation Committee Interlocks and Insider Participation
The Board has established a Compensation Committee, which has been charged with overseeing the Company’s executive compensation practices. Members of the Board who served on the Compensation Committee during 2018 were directors Gavrin, Patent, Ramirez, Reinhardt and Wolf. No relationships required to be reported under the rules promulgated by the Securities and Exchange Commission regarding compensation interlocks exist with respect to members of the Compensation Committee. Members of the Compensation Committee, or their affiliates, have engaged in loan and/or deposit transactions with the Bank.
Policies and procedures regarding related party transactions
Transactions by the Company or Metropolitan Commercial Bank with related parties are subject to certain regulatory requirements and restrictions, including the Federal Reserve Board’s Regulation W (which governs certain transactions by Metropolitan Commercial Bank with its affiliates) and the Federal Reserve Board’s Regulation O (which governs certain loans by Metropolitan Commercial Bank to its executive officers, directors and principal stockholders, and their related interests).
Under applicable SEC and New York Stock Exchange rules, related party transactions are transactions in which the Company is a participant, the amount involved exceeds $120,000 and a related party has or will have a direct or indirect material interest. Related parties of the Company include directors (including nominees for election as directors), executive officers, five percent stockholders and the immediate family members of these persons. Related party transactions will be referred for approval or ratification to the Company’s Governance Committee. In determining whether to approve a related party transaction, the Governance Committee will consider, among other factors, the fairness of the proposed transaction, the direct or indirect nature of the related party’s interest in the transaction, the appearance of an improper conflict of interests for any director or executive officer taking into account the size of the transaction and the financial position of the related party, whether the transaction would impair an outside director’s independence, the acceptability of the transaction to the Company’s regulators and the potential violations of other corporate policies.
Transactions with Related Persons
The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to the Company’s executive officers and directors, but it contains a specific exemption from such prohibition for loans made by the Bank to the Company’s executive officers and directors in compliance with federal banking regulations. The

Bank has engaged, and expects to engage in the future, in banking transactions in the ordinary course of business with directors, officers, principal stockholders and their associates and/or immediate family members, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with persons not related to us and that do not involve more than the normal risk of collectability or present other unfavorable features. As of the date of this proxy statement, no related party loans were categorized as nonaccrual, past due, restructured or potential problem loans.
At December 31, 2018, the aggregate amount of extensions of credit to the Company’s directors, executive officers, principal stockholders and their associates was $780,000, or approximately 0.29% of total equity.
Securities Authorized for Issuance Under the 2009 Equity Incentive Plan
The following table sets forth information about the shares of common stock authorized for issuance under our existing 2009 Equity Incentive Plan as of December 31, 2018.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	380,957	$19.97	735,142
Equity compensation plans not approved by security holders	—	—	—
Total	380,957	$19.97	735,142

The 2009 Equity Incentive Plan was initially adopted on May 18, 2009. Under the terms of the 2009 Equity Incentive Plan, awards may be granted within a period of ten (10) years from May 18, 2009. Following the 10th anniversary of the 2009 Equity Incentive Plan, no grants of awards may be made and the 2009 Equity Plan continues solely with respect to such awards that remain outstanding. Accordingly, the Company will no longer be able to issue awards under the Metropolitan Bank Holding Corp. 2009 Equity Incentive Plan after May 18, 2019. The Company is seeking stockholder approval of a new Metropolitan Bank Holding Corp. 2019 Equity Incentive Plan, as further described in Proposal III to this proxy statement.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Company’s independent registered public accounting firm for the year ended December 31, 2018 and 2017 was Crowe LLP.
The Company’s Audit Committee has approved the engagement of Crowe LLP to be its independent registered public accounting firm for the year ending December 31, 2019, subject to the ratification of the engagement by the Company’s stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Crowe LLP for the year ending December 31, 2019.
A representative of Crowe LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.
Even if the engagement of Crowe LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Metropolitan Bank Holding Corp. and its stockholders.
Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe LLP during the years ended December 31, 2018 and 2017.
	Year Ended December 31, 2018	Year Ended December 31, 2017
Audit Fees	$387,131	$341,612
Audit-Related Fees	—	252,500
Tax Fees	—	—
All Other Fees	—	—
Audit Fees.   The aggregate fees billed to us for professional services rendered for the audit of the Company’s consolidated financial statements and for review of interim financial information contained in the quarterly reports on Form 10-Q, and other regulatory reporting were $387,131 and $341,612 during the years ended December 31, 2018 and 2017, respectively. Fees for 2017 were impacted by the Company’s initial public offering which was completed in November 2017.
Audit Related Fees.   The aggregate fees for service associated with SEC registration statements or other documents filed in connection with securities offerings, including comfort letters, consents and assistance with review of documents filed with the SEC were $0 and $252,500 during the years ended December 31, 2018 and 2017, respectively. The Company’s Audit Related Fees have been impacted by the requirements of being a public company.
Tax Fees.   There were no fees billed to us by Crowe LLP for professional services rendered for tax preparation, tax consultation or tax compliance during the years ended December 31, 2018 and 2017.
All Other Fees.   There were no other fees billed to us by Crowe LLP during the years ended December 31, 2018 and 2017.
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax compliance services and tax advice rendered and services performed in connection with the Company’s initial public offering, was compatible with maintaining the independence of Crowe LLP. The Audit Committee concluded that performing such services did not affect the independence of Crowe LLP in performing its function as the Company’s independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of the Company’s engagement of Crowe LLP.
The Board of Directors recommends a vote “FOR” the ratification of Crowe LLP as independent registered public accounting firm for the year ending December 31, 2019.

PROPOSAL III — APPROVAL OF THE METROPOLITAN BANK HOLDING CORP.
2019 EQUITY INCENTIVE PLAN
The Board of Directors has adopted, subject to stockholder approval, the Metropolitan Bank Holding Corp. 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”) to provide additional incentives for our officers, employees and directors to promote our growth and performance and to further align their interests with those of our stockholders. By approving the 2019 Equity Incentive Plan, stockholders will give us the flexibility we need to continue to attract, motivate and retain highly qualified officers, employees and directors by offering a competitive compensation program that is linked to the performance of our common stock.
The Board of Directors and Compensation Committee believe that the adoption of the 2019 Equity Incentive Plan is in the best interests of Metropolitan Bank Holding Corp. and its stockholders as such plan will provide Metropolitan Bank Holding Corp. with the ability to attract, retain and incentivize its employees, officers and directors to promote its growth, improve its performance and further align the interest of its employees and management with the interests of its stockholders. The implementation of the 2019 Equity Incentive Plan will give us the flexibility to provide, and more heavily rely upon, equity-based compensation awards, and reduce our reliance on cash compensation, which will more directly tie the compensation of our management to the performance of our common stock. The adoption of the 2019 Equity Incentive Plan will also allow us to better compete with our peers as most of such peer institutions provide equity-based compensation as part of their overall compensation plans and programs.
Why We Are Seeking Approval of the 2019 Equity Incentive Plan
•
We Will Not Be Able to Make Any Equity-Based Awards After May 18, 2019.   Our prior equity-based incentive plan, the 2009 Equity Incentive Plan, will expire on May 18, 2019, and no additional awards may be granted under such plan. Accordingly, we will have no way to provide tailored equity-based compensation grants to attract, retain and reward qualified personnel and management. The expiration of the 2009 Equity Incentive Plan will result in the loss of an important compensation tool designed to align recipients’ interests with stockholder interests and to attract, motivate and retain highly qualified talent.

•
Our Competitors Offer Equity-Based Compensation.   The substantial majority of institutions with which we compete have the ability to attract and retain employees and management with equity-based compensation programs. Without the 2019 Equity Incentive Plan, we would be at a significant disadvantage.

•
Required Stockholder Approval.   As a New York Stock Exchange listed company, we are required to obtain the approval of our stockholders before implementing an equity compensation plan, such as the 2019 Equity Incentive Plan. For these purposes, the 2019 Equity Incentive Plan must be approved by a majority of the votes cast at the meeting. Stockholder approval will also exempt the awards from the short-swing profit trading rules of Section 16(b) of the Securities Exchange Act of 1934.

How We Determined the Size and Terms of the 2019 Equity Incentive Plan
When determining the size and terms of the 2019 Equity Incentive Plan, the Board and Compensation Committee considered a number of factors, including: 1) the recommendations and analysis provided by Pearl Meyer & Partners, the independent compensation consultant engaged by the Compensation Committee to assist it with the design of the plan, 2) industry practices related to the adoption of equity-incentive plans by banks, 3) applicable regulations related to the adoption of equity-incentive plans, 4) guidance provided by proxy advisory firms regarding equity-based incentive plans, and 5) the size and terms of our expired 2009 Plan and awards made thereunder.
Highlights of the 2019 Equity Incentive Plan
•
Minimum Vesting Requirements.   The 2019 Equity Incentive Plan requires a one-year minimum vesting period for at least 95% of the awards granted under the 2019 Equity Incentive Plan unless accelerated due to death, disability or a termination of employment following a change in control.

•
Share Reserve.   The maximum number of shares of stock, in the aggregate, that may be granted under the 2019 Equity Incentive Plan as stock options, restricted stock and restricted stock units is 340,000 plus any awards that are forfeited under the 2009 Equity Incentive Plan after the effective date of the 2019 Equity Incentive Plan. The Board of Directors anticipates that this is a sufficient number of awards to satisfy potential grants for the next three years.

•
Limits on Grants to Directors.   A non-employee Director may not receive an award of stock options, restricted stock or restricted stock units which have an aggregate grant date fair value exceeding $250,000, as computed in accordance with generally accepted accounting principles, during any calendar year.

•
Limits on Grants to Employees.   An employee may not receive more than 50,000 stock options during any calendar year and an employee may not receive an award of restricted stock, restricted stock units or performance awards which have an aggregate grant date fair value exceeding $3.0 million, as computed in accordance with generally accepted accounting principles, during any calendar year.

•
Share Counting.   The 2019 Equity Incentive Plan provides that, if an award is forfeited or expires, the shares covered by the award will be available for future grant while shares withheld to cover taxes or to satisfy the exercise price of stock options will not be available for future grant.

•
No Single-Trigger for Time-Based Awards Upon a Change in Control.   The 2019 Equity Incentive Plan does not provide for vesting of time-based equity awards based solely on the occurrence of a change in control, without an accompanying involuntary termination of service (including a termination for good reason) or the failure of an acquiror to assume the awards. Performance awards will vest at the higher of the actual level of the performance measures that have been achieved or at “target.”

•
Dividends on Unvested Awards Not Paid Until Vesting.   The 2019 Equity Incentive Plan provides that dividends, if any, on unvested awards shall be paid to participants only after the underlying awards have been earned and not during the performance or service vesting period.

•
Awards Subject to Clawback.   Awards granted under the 2019 Equity Incentive Plan are subject to clawback if the Company is required to prepare an accounting restatement due to material noncompliance of the Company, as a result of misconduct with any financial reporting requirement under the federal securities laws and the forfeiture provisions of the Sarbanes-Oxley Act of 2002 apply. Awards may also be subject to clawback under any other clawback policy adopted by the Company from time to time.

•
No Cash-Out or Repricing of Underwater Options.   Under no circumstances will any underwater stock options be bought back by the Company. In addition, neither the Compensation Committee nor the Board of Director shave the authority to reduce the exercise price of a previously granted stock option under the plan through amendment, replacement or exchange for a cash payment in excess of the stock options in-the-money value.

Material Features of the 2019 Equity Incentive Plan
The following is a summary of the material features of the 2019 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2019 Equity Incentive Plan, attached hereto as Appendix A.
Shares Reserved; Overall Limits on Types of Grants; Share Counting Methodology
•
Subject to permitted adjustments for certain corporate transactions, the 2019 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 340,000 shares of the Company’s common stock plus any awards that are forfeited under the 2009 Equity Incentive Plan after the effective date of the 2019 Equity Incentive Plan pursuant to grants of restricted stock, restricted stock units, stock options, including incentive stock options and non-qualified stock options, any of which may vest based either on the passage of time or achievement of performance, or a combination of each.

•
Any forfeitures of outstanding awards under the 2009 Equity Incentive Plan after the effective date of the 2019 Equity Incentive Plan shall be added to the shares available to be issued under the 2019 Equity Incentive Plan.

•
The 2019 Equity Incentive Plan does not use liberal share recycling with respect to determining the number of shares available for issuance under the 2019 Equity Incentive Plan. Accordingly, to the extent (i) a stock option is exercised by using an actual or constructive exchange of shares of stock to pay the exercise price, (ii) shares of stock are withheld to satisfy withholding taxes upon exercise or vesting of an award, or (iii) shares are withheld to satisfy the exercise price of stock options in a net settlement, the number of shares of stock available under the 2019 Equity Incentive Plan shall be reduced by the gross number of stock options or stock awards exercised or vested rather than by the net number of shares of stock issued.

•
The rights and benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause.

•
As of April 4, 2019, the closing price of a share of the Company’s common stock on the NYSE was $36.52.

Limitations on Awards to Employees and Directors
The 2019 Equity Incentive Plan includes the following limitations:
•
An employee may not receive more than 50,000 stock options during any calendar year and an employee may not receive more than $3.0 million of value (determined on the date of grant) of restricted stock awards, restricted stock units or performance awards during any calendar year;

•
A non-Employee Director may not receive more than $250,000 of value (determined on the date of grant) of stock options, restricted stock awards, restricted stock units or performance awards during any calendar year;

•
To the extent any shares of stock covered by an award (including restricted stock awards and restricted stock units) under the 2019 Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the 2019 Equity Incentive Plan; and

•
In the event of a corporate transaction involving the stock of the Company, such as a stock dividend or a stock split, the share limitations and all outstanding awards will be adjusted proportionally and uniformly to reflect such event.

Eligibility
The 2019 Equity Incentive Plan permits grants of awards to individuals in the following classes of persons: (1) directors of the Company or any subsidiary of the Company, and (2) employees, including officers, of the Company or any subsidiary of the Company. As of April 4, 2019, the Company had 10 non-employee directors, approximately 97 officers, and approximately 60 employees who are, in each case, eligible to participate in the 2019 Equity Incentive Plan. Non-employee directors are not eligible for grants of incentive stock options.
Types of Awards
The Compensation Committee may determine the type and terms and conditions of awards under the 2019 Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Compensation Committee that are set forth in the recipient’s award agreement and shall be subject to vesting conditions and restrictions as determined by the Compensation Committee. Awards may be granted as incentive and non-qualified stock options, restricted stock awards or restricted stock units any of which may vest based either on the passage of time or achievement of performance, as follows:

Stock Options.   A stock option is the right to purchase shares of common stock at a specified price for a specified period of time.
•
In the event of a corporate transaction involving the stock of the Company, such as a stock dividend or a stock split, the share limitations and all outstanding awards will be adjusted proportionally and uniformly to reflect such event.

•
The exercise price may not be less than the fair market value of a share of our common stock (which is defined as the closing sales price on the exchange on which the stock is traded) on the date the stock option is granted.

•
The Compensation Committee may not grant a stock option with a term that is longer than 10 years.

•
Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options and must comply with the requirements of Section 422 of the Code. Only officers and employees are eligible to receive incentive stock options. Outside (non-employee) directors providers may only receive non-qualified stock options under the 2019 Equity Incentive Plan.

•
Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) by tendering, either actually or constructively by attestation, shares of stock valued at fair market value as of the date of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Compensation Committee, to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the stock option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; (iii) by a net settlement of the stock option, using a portion of the shares obtained on exercise in payment of the exercise price of the stock option (and if applicable, any required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Compensation Committee; or (vi) by any combination thereof.

•
The Compensation Committee may automatically exercise in-the-money stock options that are exercisable but unexercised as of the day immediately before the 10th anniversary of the date of grant, using net settlement as the method of exercising such options.

•
Under no circumstances will the Company buy back underwater stock options granted under the 2019 Equity Incentive Plan without stockholder approval.

•
The 2019 Equity Incentive Plan expressly prohibits repricing of stock options without stockholder approval.

Restricted Stock.   A restricted stock award is a grant of shares of our common stock to a participant for no consideration or such minimum consideration as may be required by applicable law.
•
Restricted stock awards may be granted only in whole shares of common stock.

•
Prior to vesting, recipients of a restricted stock award are entitled to vote the shares of restricted stock during the restricted period.

•
No dividends on unvested restricted stock awards, whether subject to a time-based vesting schedule or performance-based vesting conditions, will be paid to the participant that has been granted the restricted stock award unless and until the participant vests in the restricted stock award.

Restricted Stock Units.   Restricted stock units may be denominated in shares of common stock and are similar to restricted stock awards except that no shares of common stock are actually issued to the award recipient at the time of grant of a restricted stock unit.
•
Restricted stock units granted under the 2019 Equity Incentive Plan may be settled in shares of our common stock, or in the sole discretion of the Committee determined at the time of final settlement in cash or a combination of cash and our common stock, subject to vesting conditions and other restrictions set forth in the 2019 Equity Incentive Plan or the award agreement.

•
Participants have no voting rights with respect to any restricted stock units granted under the 2019 Equity Incentive Plan.

•
In the sole discretion of the Compensation Committee, exercised at the time of grant, dividend equivalent rights may be paid on restricted stock units. Dividend equivalent rights shall be paid when the restricted stock unit, including restricted stock units subject to performance-based vesting conditions, vests or is settled, or at the same time as the shares subject to such restricted stock unit are distributed to the Participant.

Performance Awards.   A performance award is an award, the vesting of which is subject to the achievement of one or more performance conditions specified by the Compensation Committee and set forth in the 2019 Equity Incentive Plan. A performance award may be denominated in shares of restricted stock or restricted stock units.
Performance Features
General.   A federal income tax deduction for the Company will generally be unavailable for annual compensation in excess of  $1.0 million paid to each of its chief executive officer and two other executive officers (including its chief financial officer) named in the Company’s annual proxy statement. Compensation resulting from awards under the 2019 Equity Incentive Plan will be counted toward the $1.0 million limit.
Performance Measures.   The performance measures that may be used for such awards may be based on any one or more of the following performance measures or such other measurements in the sole discretion of the Compensation Committee: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; total stockholder return; cash flow; strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; any other measure(s) determined by the Committee; or any combination of the foregoing.
Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units. Performance goals may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. In establishing the performance measures, the Compensation Committee may provide for the inclusion or exclusion of certain items.
Vesting of Awards
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The Compensation Committee shall specify the vesting schedule or conditions of each award.

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At least 95% of all awards made under the 2019 Equity Incentive Plan shall be subject to a vesting requirement of at least one year of service following the grant of the award, except in the event of death, Disability or Involuntary Termination of employment after a Change in Control (as defined in the 2019 Equity Incentive Plan).

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Vesting of awards may be accelerated upon death, Disability or Involuntary Termination of employment after a Change in Control (as defined in the 2019 Equity Incentive Plan) or at the discretion of the Compensation Committee.

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Vesting is not accelerated upon “retirement” (as defined in the 2019 Equity Incentive Plan).

Change in Control
The 2019 Equity Incentive Plan uses a double trigger change in control feature, providing for an acceleration of vesting upon an involuntary termination of employment simultaneous with or following a change in control. If an acquiring corporation fails to assume awards granted under the 2019 Equity Incentive Plan (other than performance-based awards, addressed below), such awards will vest immediately upon the effective time of a change in control.
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Unless otherwise stated in an award agreement, at the time of an involuntary termination following a change in control, all stock options then held by the participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option shall be eligible for treatment as an incentive stock option in the event such stock option is exercised more than three months following involuntary termination.

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At the time of an involuntary termination following a change in control, all awards of restricted stock and restricted stock units shall become earned and fully vested immediately.

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In the event of a change in control, performance awards will vest at the higher of the actual level of the performance measures that have been achieved or at “target.”

Awards Subject to Clawback Policy
Awards granted under the 2019 Equity Incentive Plan are subject to clawback if the Company is required to prepare an accounting restatement due to material noncompliance of the Company, as a result of misconduct with any financial reporting requirement under the federal securities laws and the forfeiture provisions of the Sarbanes-Oxley Act of 2002 apply. Awards may also be subject to clawback under any other clawback policy adopted by the Company from time to time.
Plan Administration
The 2019 Equity Incentive Plan will be administered by the Compensation Committee, all of whom are “Disinterested Board Members,” as defined in the 2019 Equity Incentive Plan. The Compensation Committee has power within the limitations set forth in the 2019 Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the 2019 Equity Incentive Plan’s purposes; and interpreting and otherwise construing the 2019 Equity Incentive Plan. The Board of Directors (or those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which we list our securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Compensation Committee under the 2019 Equity Incentive Plan as if done or exercised by the Compensation Committee. The 2019 Equity Incentive Plan also permits the Compensation Committee to delegate to one or more persons, including directors who do not qualify as “non-employee directors” within the meaning of Rule 16b-3, the power to: (i) designate officers and employees who will receive awards; and (ii) determine the number of awards to be received by them, provided that such delegation is not prohibited by applicable law or the rules of the stock exchange on which our common stock is traded.
The Compensation Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award (other than in connection with a Change in Control, which is subject to the provisions set forth in Section 4.1 hereof).
Approval of the 2019 Equity Incentive Plan by the stockholders authorizes the Compensation Committee to determine the number of shares to be granted to non-employee directors, subject to the individual limitations as set forth in the 2019 Equity Incentive Plan and discussed above.

Amendment and Termination
The Board of Directors may, as permitted by law, at any time, amend or terminate the 2019 Equity Incentive Plan or any award granted under the 2019 Equity Incentive Plan. However, except as provided in the 2019 Equity Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2019 Equity Incentive Plan to allow repricing of a stock option, increase the aggregate number of securities that may be issued under the 2019 Equity Incentive Plan (other than as provided in the 2019 Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the 2019 Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the 2019 Equity Incentive Plan at any time, retroactively or otherwise, to ensure that the 2019 Equity Incentive Plan complies with current or future law and the Board of Directors may unilaterally amend the 2019 Equity Incentive Plan and any outstanding award, without participant consent, in order to conform to any changes in the law or any accounting pronouncement or interpretation thereof.
Duration of 2019 Equity Incentive Plan
The 2019 Equity Incentive Plan will become effective upon approval by the stockholders at this meeting. The 2019 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2019 Equity Incentive Plan on or after the day immediately prior to the 10-year anniversary of the effective date of the 2019 Equity Incentive Plan. At any time, the Board of Directors may terminate the 2019 Equity Incentive Plan. However, any termination of the 2019 Equity Incentive Plan will not affect outstanding awards.
Federal Income Tax Considerations
The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2019 Equity Incentive Plan.
Non-Qualified Stock Options.   The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
Incentive Stock Options.   The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code). We will not be entitled to a tax deduction upon the exercise of an incentive stock option.
The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.
If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of  (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we will be entitled to a corresponding deduction. If the amount realized exceeds the fair market value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
Restricted Stock.   A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder will also be compensation income to the participant and we will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Code Section 83(b) will include the full fair market value of the restricted stock award (or portion of the award subject to such election) in taxable income in the year of grant at the grant date fair market value. The Compensation Committee has the right to prohibit participants from making Code Section 83(b) elections.
Restricted Stock Units.   A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant and will not be entitled to make an election under Code Section 83(b) since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit vests, assuming the award is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit is distributed. At the time the recipient recognizes taxable income on a restricted stock unit, we will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.
Withholding of Taxes.   We may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards to satisfy tax withholding requirements up to an amount that will not trigger adverse accounting for the Company.
Change in Control.   Any acceleration of the vesting or payment of awards under the 2019 Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code Section 280G, which may subject the participant to a 20% excise tax and preclude deduction by the Company.
Deduction Limits.   Code Section 162(m) generally limits our ability to deduct for tax purposes compensation in excess of  $1.0 million per year for each of our president and chief executive officer and two other executive officers named in the summary compensation table (each, a “covered employee”) of our annual proxy statement. Compensation resulting from awards under the 2019 Equity Incentive Plan will be counted toward the $1.0 million limit.
Tax Advice.   The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2019 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2019 Equity Incentive Plan.
Accounting Treatment.   Under Accounting Standards Codification (“ASC”) 718, Compensation-Stock Compensation and ASC 505-50, Equity Based Payment to Non-Employees, the Company is required to recognize compensation expense on its income statement over the requisite service period based on the grant date fair value of equity-based compensation (such as restricted stock and restricted stock units).

Awards to be Granted.   The Board has adopted the 2019 Equity Incentive Plan. If the 2019 Equity Incentive Plan is approved by stockholders, the Compensation Committee intends to meet after such approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the allocation of awards.
Required Vote and Recommendation of the Board of Directors.   In order to approve the 2019 Equity Incentive Plan, the proposal must receive the affirmative vote of at least a majority of the votes cast at the annual meeting, either in person or by proxy.
The Board of Directors recommends a vote "FOR" the approval of the Metropolitan Bank Holding Corp. 2019 Equity Incentive Plan.

STOCKHOLDER PROPOSALS
To be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at Metropolitan Bank Holding Corp.’s executive office, 99 Park Avenue, 4th Floor, New York, New York 10016, no later than December 19, 2019, the 120th day prior to the anniversary date of this proxy statement. If next year’s annual meeting is held on a date that is 30 days or more from May 28, 2020, any stockholder proposal must be received at a reasonable time before the Company prints or mails its proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.
In order to be considered at next year’s annual meeting of stockholders, but not included in proxy materials, a stockholder nomination for director or proposal to take action at such meeting must be received by the Corporate Secretary of Metropolitan Bank Holding Corp. at the principal executive office of Metropolitan Bank Holding Corp. by no later than the close of business on January 19, 2020, which is the 90th day prior to the anniversary date of this proxy statement; provided, that if the date of the annual meeting is advanced more than 30 days or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, such written notice shall be timely if delivered or mailed to and received by the Corporate Secretary of Metropolitan Bank Holding Corp. at the principal executive office of Metropolitan Bank Holding Corp. not later than the tenth day following the day on which public disclosure of the date of such meeting is first made. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.
The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter: (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on the books of Metropolitan Bank Holding Corp. and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
A notice with respect to director nominations must include: (i) a statement that the writer is a stockholder and is proposing a candidate for consideration by the Corporate Governance and Nominating Committee; (ii) a statement from the candidate that they will be willing to serve as a director if elected; (iii) the name and address of the stockholder as they appear on the Company’s books, the class or series and number of shares and the length of holding period of the Company’s common stock that are owned beneficially by the stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required); (iv) a representation as to whether such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice; (v) the name, age, address and contact information for the candidate, and the class or series and number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s share ownership should be provided); (vi) a description of any and all arrangements or understandings between the proposing stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (vii) a statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on the Company’s Board; (viii) a statement of the candidate’s assets and liabilities as of the end of the past five fiscal years, together with related statements of income and source or application of funds, prepared in accordance with generally accepted accounting principles, and an interim statement; (ix) a notarized certification from the candidate regarding whether the candidate has been the subject of certain legal or administrative proceedings, bankruptcies, judgments, or orders, as described in the Company’s Bylaws; (x) a description of any material pending legal or administrative proceedings involving the candidate; and (xi) such other information regarding the candidate or the stockholder as would be required to be included in the Company’s proxy statement pursuant to SEC Regulation 14A.

Nothing in this Proxy Statement shall be deemed to require us to include in the Company’s proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.
OTHER MATTERS
The Board is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board, as holders of the proxies, will act as determined by a majority vote.
MISCELLANEOUS
The cost of solicitation of proxies will be borne by Metropolitan Bank Holding Corp. Metropolitan Bank Holding Corp. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of Metropolitan Bank Holding Corp. may solicit proxies personally or by telephone without additional compensation. The Company’s 2018 Annual Report to Stockholders is included with this Proxy Statement. Any stockholder may obtain a copy of the Annual Report on Form 10-K through the Company’s website, www.metropolitanbankny.com, by calling us or writing us at the address below. Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.
Investor Relations
Metropolitan Bank Holding Corp.
99 Park Avenue, 4th Floor
New York, New York 10016
Phone: (212) 365-6721
IR@mcbankny.com
BY ORDER OF THE BOARD OF DIRECTORS
Heather Quinn
Corporate Secretary
New York, New York
April 17, 2019

APPENDIX A

METROPOLITAN BANK HOLDING CORP.

2019 EQUITY INCENTIVE PLAN
ARTICLE 1 — GENERAL
Section 1.1 Purpose, Effective Date and Term.   The purpose of the Metropolitan Bank Holding Corp. 2019 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Metropolitan Bank Holding Corp. (the “Company”), and its Subsidiaries, including Metropolitan Commercial Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan is May 28, 2019, which is the expected date of the approval of the Plan by the Company’s stockholders. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.
Section 1.2 Administration.   The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”) in accordance with Section 5.1.
Section 1.3 Participation.   Each Employee or Director of the Company or any Subsidiary who is granted an Award in accordance with the terms of the Plan shall be a Participant in the Plan. The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.
Section 1.4 Definitions.   Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.
ARTICLE 2 — AWARDS
Section 2.1 General.   Any Award under the Plan may be granted singularly or in combination with another Award or other Awards. Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to the Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:
(a) Stock Options.   A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Option that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board of Directors, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify it from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).
(b) Restricted Stock Awards.   A Restricted Stock Award means a grant of a share of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c) Restricted Stock Units.   A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Stock multiplied by the number of Restricted Stock Units being settled, or a combination of shares of Stock and cash.
(d) Performance Awards.   A Performance Award means Restricted Stock or Restricted Stock Units that will vest upon the achievement of one or more specified performance measures set forth in Section 2.5.
Section 2.2 Stock Options.
(a) Grant of Stock Options.   Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option and the Exercise Price; (iii) specify the vesting period or conditions to vesting; and (iv) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service, as the Committee may, in its discretion, prescribe.
(b) Terms and Conditions.   A Stock Option shall be exercisable in accordance with its terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to a 10% Stockholder). The Exercise Price of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price shall be by cash or, subject to limitations imposed by applicable law, by any other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from the exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price (and if applicable, any tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.
(c) Prohibition of Cash Buy-Outs of Underwater Stock Options.   Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without stockholder approval.
Section 2.3 Restricted Stock.
(a) Grant of Restricted Stock.   Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:
The Stock evidenced hereby is subject to the terms of an Award Agreement with Metropolitan Bank Holding Corp. dated [Date], made pursuant to the terms of the Metropolitan Bank Holding Corp.

2019 Equity Incentive Plan, copies of which are on file at the executive offices of Metropolitan Bank Holding Corp., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of the Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of the Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.
(b) Terms and Conditions.   Each Restricted Stock Award shall be subject to the following terms and conditions:
(i) Prohibition on Payment of Dividends on Unvested Awards.   No cash dividends or distributions, if any, shall be paid with respect to any Restricted Stock Award unless and until the Participant vests in the underlying share(s) of Restricted Stock. Upon the vesting of a Restricted Stock Award, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived. All unvested dividends shall be forfeited by the Participants to the extent their underlying Restricted Stock Awards are forfeited.
(ii) Voting Rights.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies its determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and the voting rights shall be exercised by the Participant in his discretion.
(iii) Tender Offers and Merger Elections.   Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. The direction for any the shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.
(iv) The Committee may, in connection with the grant of Restricted Stock Awards, condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a). Regardless of whether Restricted Stock Awards are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable performance measures) need not be the same with respect to each recipient.
Section 2.4 Restricted Stock Units.
(a) Grant of Restricted Stock Unit Awards.   Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the Restriction Period and the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; (iv) the effect of a Participant’s termination of employment or Service; and (v) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services.

(b) Terms and Conditions.   Each Restricted Stock Unit Award shall be subject to the following terms and conditions:
(i) The Committee shall impose any other conditions and/or restrictions on any Restricted Stock Unit Award as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of Restricted Stock Units.
(ii) The Committee may, in connection with the grant of Restricted Stock Units, condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a). Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.
(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which the Participant’s continued Service is required (the “Restriction Period”), and until the later of  (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.
(iv) A Participant shall have no voting rights with respect to any Restricted Stock Units.
(v) No dividends shall be paid on Restricted Stock Units unless, and in the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units and such Dividend Equivalent Rights will be paid at the same time as specified in Section 2.3(b)(i) of the Plan.
Section 2.5 Performance Awards.   The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award may be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures.
(a) Performance Measures.   Performance measures may be based on any one or more of the following:
(i) book value or tangible book value per share;
(ii) basic earnings per share;
(iii) basic cash earnings per share;
(iv) diluted earnings per share;
(v) diluted cash earnings per share;
(vi) return on equity;
(vii) net income or net income before taxes;
(viii) cash earnings;
(ix) net interest income;
(x) non-interest income;
(xi) non-interest expense to average assets ratio;

(xii) cash general and administrative expense to average assets ratio;
(xiii) efficiency ratio;
(xiv) cash efficiency ratio;
(xv) return on average assets;
(xvi) cash return on average assets;
(xvii) return on average stockholders’ equity;
(xviii) cash return on average stockholders’ equity;
(xix) return on average tangible stockholders’ equity;
(xx) cash return on average tangible stockholders’ equity;
(xxi) core earnings;
(xxii) operating income;
(xxiii) operating efficiency ratio;
(xxiv) net interest rate margin or net interest rate spread;
(xxv) growth in assets, loans, or deposits;
(xxvi) loan production volume;
(xxvii) non-performing loans;
(xxviii) total stockholder return;
(xxix) cash flow;
(xxx) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;
(xxxi) any other measure(s) determined by the Committee; or
(xxxii) any combination of the foregoing.
Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the Award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.
(b) Adjustments.   If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or Subsidiary or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify the performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.
Section 2.6 Vesting of Awards.   The Committee shall specify the vesting schedule or conditions of each Award. At least ninety-five percent (95%) of all Awards under the Plan shall be subject to a minimum vesting requirement of at least one year of Service following the grant of the Award, unless accelerated due to death, Disability or Involuntary Termination following a Change in Control, and evidenced in the Award Agreement.
Section 2.7 Deferred Compensation.   If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.7 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to the rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if the discretionary authority would contravene Code Section 409A.
Section 2.8 Prohibition Against Option Repricing.   Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.
Section 2.9. Effect of Termination of Service on Awards.   The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or the Bank or other Subsidiary and an Employee, the following provisions shall apply to each Award granted under this Plan:
(a) Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination, and the Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.
(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.
(c) Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Unless the Committee specifies otherwise, Stock Options may be exercised for a period of one year following

Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event the Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. Unless the Committee specifies otherwise, in the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service. No Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.
(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.
(e) Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.
ARTICLE 3 — Shares Subject to Plan
Section 3.1 Available Shares.   The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.
Section 3.2 Share Limitations.
(a) Share Limit.   Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to (i) 340,000 shares of Stock, plus (ii) any shares of Stock returned to the Company’s 2009 Equity Incentive Plan after the effective date of this Plan as a result of expiration, cancellation, or forfeiture of awards issued under such plan, and shall be subject to adjustment as provided herein. Subject to the limitations set forth in this Section 3.2, Awards under the Plan may be made in any combination of shares of Restricted Stock Awards, Restricted Stock Units or Stock Options and all Awards may be granted as either Restricted Stock Awards, Restricted Stock Units or Stock Options, in the discretion of the Committee, and all Stock Options may be granted as Incentive Stock Options. The aggregate number of shares available for grant under the Plan and the number of shares of Stock subject to outstanding Awards shall be subject to adjustment as provided herein and in Section 3.4.
(b) Prohibition on Liberal Share Recycling.   For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following: to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.
(c) The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.2, shall be subject to adjustment as provided in Section 3.4.

Section 3.3 Limitations on Grants to Individuals and Directors.
(a) Stock Options — Employees.   The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee pursuant to Section 3.2 during any calendar year shall be fifty thousand (50,000) shares, all of which may be granted as incentive stock options.
(b) Restricted Stock Awards, Restricted Stock Units and Performance Awards — Employees.   The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards, Restricted Stock Units or Performance Awards granted during any calendar year to any one Employee under the Plan shall be a number equal to the quotient of  (i) $3,000,000 divided by (ii) the Fair Market Value of a share of Stock on the date of grant.
(c) Overall Limitation on Awards to Directors.   Subject to the limitations set forth in Section 3.2, a Director, during any calendar year, may be granted an Award of Stock Options, Restricted Stock, Restricted Stock Units or a combination of such Awards as determined solely in the discretion of the Committee, provided, however, that the aggregate grant date fair value of such Awards (computed as of the date of grant in accordance with the generally accepted accounting principles in the United States) shall not exceed $250,000 (each, an “Annual Award”). Notwithstanding the foregoing, the Committee shall have discretion to elect not to make an Annual Award to a Director.
Section 3.4 Corporate Transactions.
(a) General.   In the event any recapitalization, reclassification, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or increase or decrease in the number of shares of Stock without consideration, or similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.
(b) Merger in which Company is Not Surviving Entity.   In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.
Section 3.5 Delivery of Shares.   Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
(a) Compliance with Applicable Laws.   Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless the delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.
(b) Certificates.   To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be affected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.
ARTICLE 4 — CHANGE IN CONTROL
Section 4.1 Consequence of a Change in Control.   Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan and unless the Committee determines otherwise:
(a) At the time of a Participant’s Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination.
(b) At the time of a Participant’s Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock and Restricted Stock Units shall become fully earned and vested immediately.
(c) In the event of a Change in Control, Performance Awards under the Plan shall vest at the higher of the actual level of the performance measures that have been achieved or at “target.”
(d) Notwithstanding anything in the Plan to the contrary, in the event of a Chang in Control in which the Company is not the surviving entity, any Awards granted under the Plan which are outstanding immediately prior to such Change in Control shall become fully vested in the event the successor entity does not assume the Awards granted under the Plan and the Performance Awards shall vest at the rate specified in Section 4.1(c) of the Plan.
Section 4.2 Definition of Change in Control.   For purposes of this Agreement, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:
(a) Merger:   The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;
(b) Acquisition of Significant Share Ownership:   There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than a Schedule 13G) required under Sections 13(d) or 14(d) of the Exchange Act, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 30% or more of a class of the Company’s or Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c) Change in Board Composition:   During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s board of directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board of directors (or first nominated by the board of directors for election by the stockholders) by a vote of at least two-thirds (2∕3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or
(d) Sale of Assets:   The Company or the Bank sells to a third party all or substantially all of its assets.
Notwithstanding anything herein to the contrary, this definition of Change in Control will conform to the requirements of Code Section 409A and any provision in this definition inconsistent therewith will be null and void.
ARTICLE 5 — COMMITTEE
Section 5.1 Administration.   The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board of Directors shall appoint to the Committee additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.
Section 5.2 Powers of Committee.   The administration of the Plan by the Committee shall be subject to the following:
(a) The Committee will have the authority and discretion to select those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.17), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award, or to extend the time period to exercise a Stock Option, provided that the extension is consistent with Code Section 409A. Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the one-year minimum vesting requirement pursuant to Section 2.5, except in the event termination due to death, Disability or a Change in Control.
(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(c) The Committee will have the authority to define terms not otherwise defined herein.
(d) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(e) The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.
Section 5.3 Delegation by Committee.   Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board of Directors who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.
Section 5.4 Information to be Furnished to Committee.   As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
Section 5.5 Committee Action.   The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.
ARTICLE 6 — AMENDMENT AND TERMINATION
Section 6.1 General.   The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Sections 2.7, 3.4 and 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award prior to the date the amendment is adopted by the Board of Directors; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes.   Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.
ARTICLE 7 — GENERAL TERMS
Section 7.1 No Implied Rights.
(a) No Rights to Specific Assets.   Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
(b) No Contractual Right to Employment or Future Awards.   The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.
(c) No Rights as a Stockholder.   Except as otherwise provided in the Plan or in the Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.
Section 7.2 Transferability.   Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.
Section 7.3 Designation of Beneficiaries.   A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity.   Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt such other incentive arrangements as may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.
Section 7.5 Eligibility for Form and Time of Elections/Notification Under Code Section 83(b).   Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).
Section 7.6 Evidence.   Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.
Section 7.7 Tax Withholding.   Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require the Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee or specified in an Award Agreement and no adverse accounting consequences are triggered under FASB ASC Topic 718 or its successor, a Participant shall have the right to direct the Company to satisfy up to his or her highest marginal tax rate of required federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of  (a) the amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the maximum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to tax withholding requirements at the Participant’s highest marginal tax rate.
Section 7.8 Action by Company or Subsidiary.   Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board of directors (including a committee of the board of directors) who are duly authorized to act for the board of directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.
Section 7.9 Successors.   All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.
Section 7.10 Indemnification.   To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.
Section 7.11 No Fractional Shares.   Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.
Section 7.12 Governing Law.   The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of New York, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.
Section 7.13 Benefits Under Other Plans.   Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).
Section 7.14 Validity.   If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of the Plan, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.
Section 7.16 Notice.   Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:
(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
(b) in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or
(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Award Agreement.
Section 7.16 Forfeiture Events and Clawback.
(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.
(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to “clawback” as if such person was subject to Section 304 of the Sarbanes-Oxley Act of 2002. In addition, Awards granted hereunder are subject to any clawback policy that may be adopted by the Company from time to time, whether pursuant to the provisions of Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise.
Section 7.17 Automatic Exercise.   In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable tax withholding.
Section 7.18 Regulatory Requirements.   The grant and settlement of Awards shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.
ARTICLE 8 — DEFINED TERMS; CONSTRUCTION
Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.
(b) “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.
(c) “Award Agreement” means the document (in whatever medium prescribed by the Committee) that evidences the terms and conditions of an Award. A copy of the Award Agreement shall be provided (or made available electronically) to the Participant. Any document is referred to as an Award Agreement, regardless of whether a Participant’s signature is required.
(d) “Board of Directors” means the Board of Directors of the Company.

(e) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board of Directors will likely cause substantial financial harm or substantial injury to the reputation of the Bank or the Company, willfully engaging in actions that in the reasonable opinion of the Board of Directors will likely cause substantial financial harm or substantial injury to the business reputation of the Bank or the Company, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.
(f) “Change in Control” has the meaning ascribed to it in Section 4.2.
(g) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(h) “Director” means a member of the Board of Directors or the board of directors of a Subsidiary.
(i) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of  “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in that agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has occurred.
(j) “Disinterested Board Member” means a member of the Board of Directors who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.
(k) “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or Stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.
(l) “Employee” means any person employed by the Company or a Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.
(m) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(o) “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.
(p) “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Code Section 409A.
(q) A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:
(i) a material diminution in Participant’s base compensation;
(ii) a material diminution in Participant’s authority, duties or responsibilities;
(iii) a change in the geographic location at which Participant must perform his duties that is more than thirty-five (35) miles from the location of Participant’s principal workplace on the date of this Agreement; or
(iv) in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.
(r) “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.
(s) “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.
(t) “Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.1(a).
(u) “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee does not satisfy the requirements of Section 422 of the Code.
(v) “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.
(w) “Performance Award” has the meaning ascribed to it in Sections 2.1(d).
(x) “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b).
(y) “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c).
(z) “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).
(aa) “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after the attainment of age 65. An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock

Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the board(s) of directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such board(s) of directors of the non-employee Director’s intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Company or a Subsidiary for purposes of vesting of Awards and exercise of Stock Options.
(bb) “SEC” means the United States Securities and Exchange Commission.
(cc) “Securities Act” means the Securities Act of 1933, as amended from time to time.
(dd) “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.
(ee) “Stock” means the common stock of the Company, $0.01 par value per share.
(ff) “Stock Option” has the meaning ascribed to it in Section 2.1(a).
(gg) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.
(hh) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:
(i) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
(ii) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).
(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.
(iv) Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation

Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.
(v) With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.
(ii) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.
Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:
(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;
(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;
(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;
(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;
(e) indications of time of day mean Eastern Time;
(f) “including” means “including, but not limited to”;
(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;
(h) all words used in this Plan will be construed to be of the gender or number as the circumstances and context require;
(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;
(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
(k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

Metropolitan Bank Holding VOTE

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You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00 a.m. EST, on May 28, 2019.

Online
Go to www.investorvote.com/MCB or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

Nominee	For	Withhold
01 - David M. Gavrin (three years)	☐	☐
02 - Dale C. Fredston (three years)	☐	☐
03 - David J. Gold (three years)	☐	☐
04 - Terence J. Mitchell (three years)	☐	☐

Proposal	For	Against	Abstain
2. Ratify the appointment of Crowe LLP as our independent registered public accounting firm for 2019.	☐	☐	☐
3. Approval of the Metropolitan Bank Holding Corp. 2019 Equity Incentive Plan.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

4 2 D V

031IJB

2019 Annual Meeting Admission Ticket

2019 Annual Meeting of Metropolitan Bank Holding Corp. Stockholders

Tuesday, May 28, 2019, 9:30a.m., Local Time
Convene
101 Park Avenue, New York, New York 10016

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report to Stockholders are available at: http://www.edocumentview.com/MCB.

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Metropolitan Bank Holding Corp.

Notice of 2019 Annual Meeting of Stockholders

Convene, 101 Park Avenue, New York, New York 10016
Proxy Solicited by Board of Directors for Annual Meeting — May 28, 2019

Maria Fiorini Ramirez, William Reinhardt and Robert C. Patent, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Metropolitan Bank Holding Corp. to be held on May 28, 2019 or at any postponement or adjournment thereof.

This proxy is revocable and will be voted as directed by the stockholder. If no such directions are indicated, this proxy, properly signed and dated, will be voted FOR the four nominees for director, FOR item 2 and FOR item 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐